                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                               SEPTEMBER 30, 1997
                                (Date of Report)


                         BELLWETHER EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)


           DELAWARE                      0-9498                76-0437769
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)


                             1331 LAMAR, SUITE 1455
                             HOUSTON, TEXAS  77010
                    (Address of principal executive offices)


                                 (713) 650-1025
              (Registrant's telephone number, including area code)
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ITEM 8.  CHANGE IN FISCAL YEAR

     On September 30, 1997, the management of Bellwether Exploration Company (the "Company"), pursuant to authority granted by the Company's Board of Directors on June 2, 1997, made the decision to change the Company's fiscal year end from June 30 to December 31. The transition report for the six-month period ending December 31, 1997 will be filed by the Company on Form 10-K before March 31, 1998.


                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BELLWETHER EXPLORATION COMPANY


October 15, 1997              By: /s/ William C. Rankin
                                  ------------------------------------------
                              Name: William C. Rankin
                                   -----------------------------------
                              Title: Senior Vice President and
                                     --------------------------
                                      Chief Financial Officer
                                      -----------------------